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                                                                    EXHIBIT 23.2

Consent of Independent Accountants


We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated January 17, 2001 relating to the financial statements, which appears in ArQule's Annual Report on Form 10-K for the year ended December 31, 2000. We also consent to the reference to us under the heading "Experts" in such Registration Statement.


                                             /s/ PRICEWATERHOUSECOOPERS LLP



Boston, Massachusetts
March 23, 2001